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Exhibit 10(o)(3): Third Amendment, dated November 24, 2003, to Credit Amendment dated as of January 29, 1999.

                       THIRD AMENDMENT TO CREDIT AGREEMENT

      This Third Amendment to Credit Agreement (the "Amendment") dated as of November 24, 2003, between Oil-Dri Corporation of America (the "Company") and Harris Trust and Savings Bank (the "Bank").

                             PRELIMINARY STATEMENTS

      A. The Company and the Bank are parties to a Credit Agreement dated as of January 29, 1999, as amended (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

      B. The Company has requested that the Bank extend the Termination Date to January 29, 2005, and the Bank is willing to do so under the terms and conditions set forth in this Amendment.

SECTION 1. AMENDMENT.

      Upon satisfaction of the conditions precedent contained in Section 3 below, the definition of Termination Date appearing in Section 4.1 of the Credit Agreement (Definitions) shall be and hereby is amended and restated in its entirety to read as follows:

            "Termination Date" means January 29, 2005, or such earlier date on which the Revolving Credit Commitment is terminated in whole pursuant to Section 3.4, 8.2 or 8.3 hereof.

SECTION 2. REPRESENTATIONS.

      In order to induce the Bank to execute and deliver this Amendment, the Company hereby represents and warrants to the Bank that each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct on and as of the date of this Amendment as if made on and as of the date hereof and as if each reference therein to the Credit Agreement referred to the Credit Agreement as amended hereby and no Default or Event of Default exists under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 3. CONDITIONS PRECEDENT.

      This Amendment shall become effective upon satisfaction of the following conditions precedent:

            3.1. The Company and the Bank shall have executed and delivered this Amendment.

            3.2. Each Guarantor shall have executed and delivered its consent to this Amendment in the space provided for that purpose below.

            3.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Bank and its counsel.

SECTION 4. MISCELLANEOUS.

      This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically amended and modified hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. All references to the Credit Agreement in any document shall be deemed to be references to the Credit Agreement as reinstated and amended hereby. All capitalized terms used herein without definition shall have the same meaning herein as they have in the Credit Agreement. This Amendment shall be construed and governed by and in accordance with the internal laws of the State of Illinois.

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This Third Amendment to Credit Agreement is dated as of the date first above written.

                                                OIL-DRI CORPORATION OF AMERICA

                                                By /s/ Jeffrey M. Libert
                                                   -----------------------------

                                                   Name   Jeffrey M. Libert
                                                   Title  Vice President / CFO

                                                HARRIS TRUST AND SAVINGS BANK

                                                By _____________________________

                                                   Name ________________________
                                                   Title _______________________

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                               GUARANTORS' CONSENT

      Each of the undersigned has heretofore guaranteed the due and punctual payment of all present and future indebtedness of the Company evidenced by or arising out of the Loan Documents, including, without limitation, all Obligations, pursuant to Section 9 of the Credit Agreement and hereby consents to the amendment to the Credit Agreement set forth above and confirms that all of the obligations of the undersigned thereunder remain in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Bank is relying on the assurances provided for herein and entering into this Third Amendment and maintaining credit outstanding to the Borrower under the Credit Agreement as so amended.

OIL-DRI CORPORATION OF GEORGIA                   OIL-DRI PRODUCTION COMPANY

By ______________________________                By ____________________________

   Name   Jeffrey M. Libert                         Name   Richard Pietrowski
   Title  Treasurer                                 Title  Treasurer

MOUNDS PRODUCTION COMPANY, LLC                   MOUNDS MANAGEMENT, INC.

By ______________________________                By ____________________________

   Name   Richard Pietrowski                        Name   Richard Pietrowski
   Title  Treasurer                                 Title  Treasurer

BLUE MOUNTAIN PRODUCTION COMPANY                 OIL-DRI CORPORATION OF NEVADA

By ______________________________                By ____________________________

   Name   Jeffrey M. Libert                         Name   Jeffrey M. Libert
   Title  Treasurer                                 Title  Treasurer

PHOEBE PRODUCTS CO.

By ______________________________

   Name   Daniel S. Jaffee
   Title  President

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